                                                                  Exhibit 10.367

Saucon Valley Square
Northampton County, PA
Eighth Amendment to Agreement

                          EIGHTH AMENDMENT TO AGREEMENT

       THIS EIGHTH AMENDMENT TO AGREEMENT (the "Eighth Amendment") is made and entered into as of the 7th of September, 2004, by and between SAUCON VALLEY SQUARE L.P., a Florida limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                                   WITNESSETH:

       WHEREAS, Seller and Buyer entered into that certain Agreement of Sale dated July 1, 2004, ("the Agreement"), for the sale and purchase of the property commonly known as Saucon Valley Square Shopping Center located in Northampton, Pennsylvania, as legally described by the Agreement (the "Property").

       WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

       NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

       1. Seller hereby agrees to credit Buyer in the sum of Two Million Two Hundred Forty-five Thousand Nine Hundred Ninety-three and 06/100 ($2,245,993.06) Dollars at Closing.

       2. This Eighth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Eighth Amendment. Each person executing this Eighth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Eighth Amendment. Any counterpart to this Eighth Amendment may be executed by facsimile copy and shall be binding on the parties.

       Except as modified herein by this Eighth Amendment, the Agreement shall remain unmodified and in full force and effect.

                            (SIGNATURE PAGE FOLLOWS)

Saucon Valley Square
Northampton County, PA
Eighth Amendment to Agreement

                                   Seller:

                                   SAUCON VALLEY SQUARE, L.P., a Florida
                                   limited partnership

                                   By: MART Saucon LLC, its General Partner
                                   By: MART Limited Partnership, its Sole Member
                                   By: KimEast Real Estate Investment Trust, its
                                       General Partner


                                   By: /s/ Thomas Paputo
                                      ---------------------------
                                   Name: Thomas Paputo
                                        -------------------------
                                   Title: EVP
                                         ------------------------


                                   Purchaser:

                                   INLAND REAL ESTATE ACQUSITIONS,
                                   INC., an Illinois corporation

                                   By:
                                      ---------------------------
                                   Name: [ILLEGIBLE]
                                        -------------------------
                                   Title: Authorized Agent
                                         ------------------------

Saucon Valley Square
Northampton County, PA
Seventh Amendment to Agreement

                         SEVENTH AMENDMENT TO AGREEMENT

       THIS SEVENTH AMENDMENT TO AGREEMENT (the "Seventh Amendment") is made and entered into as of the 27th of August 2004, by and between SAUCON VALLEY SQUARE LP., a Florida limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                                   WITNESSETH:

       WHEREAS, Seller and Buyer entered into that certain Agreement of Sale dated July 1, 2004, ("the Agreement"), for the sale and purchase of the property commonly known as Saucon Valley Square Shopping Center located in Northampton, Pennsylvania, as legally described by the Agreement (the "Property").

       WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

       NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

       1. The "Due Diligence Period", as defined in Section 1.7 of the Agreement is hereby amended by deleting "September 1, 2004 at 5:00 p.m. Chicago time" and inserting the date of "September 7, 2004 at 5:00 p.m. Chicago time" therein solely for the purpose of Buyer's satisfaction of the following described matters: (a) the organizational structure and form and substance of transfer documentation in regard to the condominium association; and (b) the resolution of the water and sewer issues raised by the August 26, 2004 letter from Lower Saucon Authority.

       2. The "Closing Date", as defined in Section 11.1 of the Agreement is hereby amended by deleting "The Closing Date shall be the first business day after the expiration of the Due Diligence Period" and inserting "The Closing Date shall be September 7, 2004."

       3. The "Purchase Price", as defined in Section 3 of the Agreement is hereby amended by deleting "Sixteen Million Ninety-two Thousand Five Hundred Eighty ($16,092,580.00) Dollars" and inserting "Sixteen Million Forty-two Thousand Five Hundred Eighty and ($16,042,580.00) Dollars."

       4. This Seventh Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of

Saucon Valley Square
Northampton County, PA
Seventh Amendment to Agreement

           which taken together shall constitute one Seventh Amendment. Each person executing this Seventh Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Seventh Amendment. Any counterpart to this Seventh Amendment may be executed by facsimile copy and shall be binding on the parties.

       Except as modified herein by this Seventh Amendment, the Agreement shall remain unmodified and in full force and effect.


                                   Seller:

                                   SAUCON VALLEY SQUARE, L.P., a Florida
                                   limited partnership

                                   By: MART Saucon LLC, its General Partner
                                   By: MART Limited Partnership, its Sole Member
                                   By: KimEast Real Estate Investment Trust, its
                                       General Partner


                                   By: /s/ Paul C. Dooley
                                      ---------------------------
                                   Name:  PAUL C. DOOLEY
                                        -------------------------
                                   Title: Vice President
                                         ------------------------


                                   Purchaser:

                                   INLAND REAL ESTATE ACQUISITIONS,
                                   INC., an Illinois corporation

                                   By: /s/ Jason A. Lazarus, Authorized Agent
                                      ------------------------------------------
                                   Name:  Jason A. Lazarus
                                        -------------------------
                                   Title: Acquisition Officer
                                         ------------------------

Saucon Valley Square
Northampton County, PA
Sixth Amendment to Agreement

                          SIXTH AMENDMENT TO AGREEMENT

       THIS SIXTH AMENDMENT TO AGREEMENT (the "Sixth Amendment") is made and entered into as of the 26th of August, 2004, by and between SAUCON VALLEY SQUARE L.P., a Florida limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                                   WITNESSETH:

       WHEREAS, Seller and Buyer entered into that certain Agreement of Sale dated July 1, 2004 ("the Agreement"), for the sale and purchase of the property commonly known as Saucon Valley Square Shopping Center located in Northampton, Pennsylvania, as legally described by the Agreement (the "Property").

       WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

       NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

       1. The "Due Diligence Period", as defined in Section 1.7 of the Agreement is hereby amended by deleting "August 26, 2004 at 5:00 p.m. Chicago time" and inserting the date of "September 1, 2004 at 5:00 p.m. Chicago time" therein solely for the purpose of Buyer's satisfaction of the following described matters: (a) the organizational structure and form and substance of transfer documentation in regard to the condominium association; and (b) the resolution of the water and sewer issues raised by the August 26, 2004 letter from Lower Saucon Authority.

       2. The "Purchase Price", is defined in Section 3 of the Agreement is hereby amended by deleting "Sixteen Million Ninety-two Thousand Five Hundred Eighty ($16,092.580.00) Dollars" and inserting "Sixteen Million Forty-two Thousand Five Hundred Eighty and ($16,042,580.00) Dollars."

       3. This Sixth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Sixth Amendment. Each person executing this Sixth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Sixth Amendment. Any counterpart to this Sixth

Saucon Valley Square
Northampton County, PA
Sixth Amendment to Agreement

           Amendment may be executed by facsimile copy end shall be binding on the parties.

           Except as modified herein by this Sixth Amendment, the Agreement shall remain unmodified and in full force and effect.


                                   Seller:

                                   SAUCON VALLEY SQUARE, L.P., a Florida
                                   limited partnership

                                   By: MART Saucon LLC, its General Partner
                                   By: MART Limited Partnership, its Sole Member
                                   By: KimEest Real Estate Investment Trust, its
                                       General Partner


                                   By:
                                      ---------------------------
                                   Name:
                                        -------------------------
                                   Title:
                                         ------------------------


                                   Purchaser:

                                   INLAND REAL ESTATE ACQUSITIONS,
                                   INC., an Illinois corporation


                                   By: /s/ Jason A. Lazarus Authorized Agent
                                      ------------------------------------------
                                   Name:  Jason A. Lazarus
                                        -------------------------
                                   Title: Acquisition Officer
                                         ------------------------

Saucon Valley Square
Northampton County, PA
Sixth Amendment to Agreement

           Amendment may be executed by facsimile copy and shall be binding on the parties.

           Except as modified herein by this Sixth Amendment, the Agreement shall remain unmodified and in full force and effect.

                                   Seller:

                                   SAUCON VALLEY SQUARE, L.P., a Florida
                                   limited partnership


                                   By: MART Saucon LLC, its General Partner
                                   By: MART Limited Partnership, its Sole Member
                                   By: KimEast Real Estate Investment Trust, its
                                       General Partner


                                   By: /s/ Paul C. Dooley
                                      ---------------------------
                                   Name:  PAUL C. DOOLEY
                                        -------------------------
                                   Title: Vice President
                                         ------------------------


                                   Purchaser:

                                   INLAND REAL ESTATE ACQUSITIONS,
                                   INC., an Illinois corporation

                                   By:
                                      ---------------------------
                                   Name:
                                        -------------------------
                                   Title:
                                         ------------------------

Saucon Valley Square
Northampton County, PA
Fifth Amendment to Agreement

                          FIFTH AMENDMENT TO AGREEMENT

       THIS FIFTH AMENDMENT TO AGREEMENT (the "Fifth Amendment") is made and entered into as of the 25th of August, 2004, by and between SAUCON VALLEY SQUARE L.P., a Florida limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                                   WITNESSETH:

       WHEREAS, Seller and Buyer entered into that certain Agreement of Sale dated July 1, 2004, ("the Agreement"), for the sale and purchase of the property commonly known as Saucon Valley Square Shopping Center located in Northampton, Pennsylvania, as legally described by the Agreement (the "Property").

       WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

       NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

       1. The "Due Diligence Period", as defined in Section 1.7 of the Agreement is hereby amended by deleting "August 25, 2004 at 5:00 p.m. Chicago time" and inserting the date of "August 26, 2004 at 5:00 p.m. Chicago time" therein.

       2. This Fifth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Fifth Amendment. Each person executing this Fifth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Fifth Amendment. Any counterpart to this Fifth Amendment may be executed by facsimile copy and shall be binding on the parties.

       Except as modified herein by this Fifth Amendment, the Agreement shall remain unmodified and in full force and effect.


                            (SIGNATURE PAGE FOLLOWS)

Saucon Valley Square
Northampton County, PA
Fifth Amendment to Agreement

                                   Seller:

                                   SAUCON VALLEY SQUARE, L.P., a Florida
                                   limited partnership

                                   By: MART Saucon LLC, its General Partner
                                   By: MART Limited Partnership, its Sole Member
                                   By: KimEast Real Estate Investment Trust, its
                                       General Partner


                                   By: /s/ Paul C. Dooley
                                      ---------------------------
                                   Name:  PAUL C. DOOLEY
                                        -------------------------
                                   Title: Vice President
                                         ------------------------


                                   Purchaser:

                                   INLAND REAL ESTATE ACQUSITIONS,
                                   INC., an Illinois corporation

                                   By: /s/ G. Joseph Cosenza
                                      ---------------------------
                                   Name: G. Joseph Cosenza
                                        -------------------------
                                   Title: President
                                         ------------------------

Saucon Valley Square
Northampton County, PA
Fourth Amendment to Agreement

                          FOURTH AMENDMENT TO AGREEMENT

       THIS FOURTH AMENDMENT TO AGREEMENT (the "Fourth Amendment") is made and entered into as of the 24th of August, 2004, by and between SAUCON VALLEY SQUARE L.P., a Florida limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                                   WITNESSETH:

       WHEREAS, Seller and Buyer entered into that certain Agreement of Sale dated July 1, 2004, ("the Agreement"), for the sale and purchase of the property commonly known as Saucon Valley Square Shopping Center located in Northampton, Pennsylvania, as legally described by the Agreement (the "Property").

       WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

       NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Sailer agree as follows:

       1. The "Due Diligence Period", as defined in Section 1.7 of the Agreement is hereby amended by deleting "August 24, 2004 at 5:00 p.m. Chicago time" and inserting the date of "August 25, 2004 at 5:00 p.m Chicago time" therein.

       2. This Fourth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Fourth Amendment. Each person executing this Fourth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Fourth Amendment. Any counterpart to this Fourth Amendment may be executed by facsimile copy and shall be binding on the parties.

       Except as modified herein by this Fourth Amendment, the Agreement shall remain unmodified and in full force and effect.


                            (SIGNATURE PAGE FOLLOWS)

Saucon Valley Square
Northampton County, PA
Fourth Amendment to Agreement

                                   Seller:

                                   SAUCON VALLEY SQUARE, L.P, a Florida
                                   limited partnership

                                   By: MART Saucon LLC, its General Partner
                                   By: MART Limited Partnership, its Sole Member
                                   By: KimEast Real Estate Investment Trust, its
                                       General Partner


                                   By: /s/ Edward Senenman
                                      ---------------------------
                                   Name:  Edward Seneman
                                        -------------------------
                                   Title: Vice President
                                         ------------------------


                                   Purchaser:

                                   INLAND REAL ESTATE ACQUSITIONS, INC.,
                                   an Illinois corporation

                                   By: /s/ Jason A. Lazarus Authorized Agent
                                      ------------------------------------------
                                   Name:  Jason A. Lazarus
                                        -------------------------
                                   Title: Acquisition Officer
                                         ------------------------

Saucon Valley Square
Northampton County, PA
Third Amendment to Agreement

                          THIRD AMENDMENT TO AGREEMENT

       THIS THIRD AMENDMENT TO AGREEMENT (the "Third Amendment") is made and entered into as of the 23rd of August, 2004, by and between SAUCON VALLEY SQUARE L.P., a Florida limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                                   WITNESSETH:

       WHEREAS, Seller and Buyer entered into that certain Agreement of Sale dated July 1, 2004, ("the Agreement"), for the sale and purchase of the property commonly known as Saucon Valley Square Shopping Center located in Northampton, Pennsylvania, as legally described by the Agreement (the "Property").

       WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

       NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

       1. The "Due Diligence Period", as defined in Section 1.7 of the Agreement is hereby amended by deleting "August 23, 2004 at 5:00 p.m. Chicago time" and inserting the date of "August 24, 2004 at 5:00 p.m. Chicago time" therein.

       2. This Third Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Third Amendment. Each person executing this Third Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Third Amendment. Any counterpart to this Third Amendment may be executed by facsimile copy and shall be binding on the parties.

       Except as modified herein by this Third Amendment, the Agreement shall remain unmodified and in full force and effect.


                            (SIGNATURE PAGE FOLLOWS)

Saucon Valley Square
Northampton County, PA
Third Amendment to Agreement

                                   Seller:

                                   SAUCON VALLEY SQUARE, L.P., a Florida
                                   limited partnership

                                   By: MART Saucon LLC, its General Partner
                                   By: MART Limited Partnership, its Sole Member
                                   By: KimEast Real Estate Investment Trust, its
                                       General Partner


                                   By:  /s/ Barbara [ILLEGIBLE]
                                      ---------------------------
                                   Name: Barbara [ILLEGIBLE]
                                        -------------------------
                                   Title: Senior Counsel
                                         ------------------------


                                   Purchaser:

                                   INLAND REAL ESTATE ACQUSITIONS,
                                   INC., an Illinois corporation

                                   By: /s/ [ILLEGIBLE]
                                      ---------------------------
                                   Name: [ILLEGIBLE]
                                        -------------------------
                                   Title: [ILLEGIBLE]
                                         ------------------------

Saucon Valley Square
Northampton County, PA
Second Amendment to Agreement

                          SECOND AMENDMENT TO AGREEMENT

       THIS SECOND AMENDMENT TO AGREEMENT (the "Second Amendment") is made and entered into as of the 17th of August 2004, by and between SAUCON VALLEY SQUARE L.P., a Florida limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                                   WITNESSETH:

       WHEREAS, Seller and Buyer entered into that certain Agreement of Sale dated July 1, 2004, ("the Agreement"), for the sale and purchase of the property commonly known as Saucon Valley Square Shopping Center located in Northampton, Pennsylvania, as legally described by the Agreement (the "Property").

       WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

       NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

       1. The "Due Diligence Period", as defined in Section 1.7 of the Agreement is hereby amended by deleting "August 17, 2004 at 5:00 p.m. Chicago time" and inserting the date of "August 23, 2004 at 5:00 p.m. Chicago time" therein.

       2. This Second Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Second Amendment. Each person executing this Second Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Second Amendment. Any counterpart to this Second Amendment may be executed by facsimile copy and shall be binding on the parties.

       Except as modified herein by this Second Amendment, the Agreement shall remain unmodified and in full force and effect.


                            (SIGNATURE PAGE FOLLOWS)

Saucon Valley Square
Northampton County, PA
Second Amendment to Agreement

                                   Seller:

                                   SAUCON VALLEY SQUARE, L.P., a Florida
                                   limited partnership

                                   By: MART Saucon LLC, its General Partner
                                   By: MART Limited Partnership, its Sole Member
                                   By: KimEast Real Estate Investment Trust, its
                                       General Partner


                                   By:  /s/ Michael J. Flynn
                                      ---------------------------
                                   Name:  Michael J. Flynn
                                        -------------------------
                                   Title: President
                                         ------------------------


                                   Purchaser:

                                   INLAND REAL ESTATE ACQUSITIONS,
                                   INC., an Illinois corporation

                                   By: /s/ Jason A. [ILLEGIBLE] Authorized Agent
                                      ------------------------------------------
                                   Name:  Jason A. [ILLEGIBLE]
                                        -------------------------
                                   Title: Acquisition Officer
                                         ------------------------

Saucon Valley Square
Northampton County, PA
Amendment to Agreement

                             AMENDMENT TO AGREEMENT

       THIS AMENDMENT TO AGREEMENT (the "Amendment") is made and entered into as of the 11th of August 2004, "by and between SAUCON VALLEY SQUARE L.P., a Florida limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                                   WITNESSETH:

       WHEREAS, Seller and Buyer entered into that certain Agreement of Sale dated My 1. 2004, ("the Agreement"), for the sale and purchase of the property commonly known as Saucon Valley Square Shopping Center located in Northampton, Pennsylvania, as legally described by the Agreement (the "Property")

       WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

       NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

       1. The "Due Diligence Period", as defined in Section 1.7 of the Agreement is hereby amended by deleting the words "on the 30th business day thereafter or the first business day after such 30th day if such 30th day is not a business day," and inserting the date of "August 17, 2004 at 5:00 pm Chicago time" therein.

       2. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Amendment. Each person executing this Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Amendment. Any counterpart to this Amendment may be executed by facsimile copy and shall be binding on the parties.

       Except as modified herein by this Amendment, the Agreement shall remain unmodified and in full force and effect


                            (SIGNATURE PAGE FOLLOWS)

Saucon Valley Square
Northampton County, PA
Amendment to Agreement

                                   Seller:

                                   SAUCON VALLEY SQUARE, L.P., a Florida
                                   limited partnership

                                   By: MART Saucon LLC, its General Partner
                                   By: MART Limited Partnership, its Sole Member
                                   By: KimEast Real Estate Investment Trust, its
                                       General Partner


                                   By: /s/ Bruce Rubenstein
                                      ---------------------------
                                   Name:  Bruce Rubenstein
                                        -------------------------
                                   Title: Vice President
                                         ------------------------


                                   Purchaser:

                                   INLAND REAL ESTATE ACQUSITIONS,
                                   INC., an Illinois corporation

                                   By: /s/ Jason A. [ILLEGIBLE] Authorized Agent
                                      ------------------------------------------
                                   Name:  Jason A. [ILLEGIBLE]
                                        -------------------------
                                   Title: Acquisitions Associate
                                         ------------------------

                                AGREEMENT OF SALE

     THIS AGREEMENT made this 1 day of July, 2004, between SAUCON VALLEY SQUARE L.P., a Florida Limited Partnership, with an office at 3333 New Hyde Park Road, Suite 100 (P. O. Box 5020), New Hyde Park, New York 11042 (hereinafter, "Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois Corporation, with an office at 2901 Butterfield Road, Oak Brook, Illinois 60523 (hereinafter, "Buyer").

     WHEREAS, Seller owns a portion of the shopping center commonly known as Saucon Valley Square, located in Bethlehem, Pennsylvania (the "Shopping Center") and Seller wishes to sell and Buyer wishes to buy Seller's entire right title and interest in the Shopping Center;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

     1. DEFINITIONS. The following expressions shall have the meanings set forth below:

           1.1 "Real Estate" means the fee interest in the land described on EXHIBIT 1 and all of the buildings and other improvements constructed thereon.

           1.2 "Space Lease(s)" means all lease(s), license(s), concessions or other occupancy or use agreements, including all modifications, addenda and supplements thereto and guarantees thereof, applicable to any part of the Real Estate. All existing Space Leases as of the date hereof are listed on attached
EXHIBIT 2.

           1.3 "Property" means collectively all of Seller's rights and interests in the Real Estate, the Space Leases and the other assets described in
ARTICLE 2 hereof.

           1.4 "Closing Date" means the date on which Closing occurs. "Closing" means the event whereby title to the Property is actually conveyed by Seller to Buyer.

           1.5 "Service Contracts" means all written agreements pursuant to which goods, services or supplies are furnished on a recurring basis for the operation of the Real Estate and are approved by Buyer during the Due Diligence Period (as hereinafter defined). Copies of such Service Contracts are attached as EXHIBIT 3.

           1.6 "Escrow Agent" means Chicago Title and Trust Company, 171 North Clark Street, Chicago, Illinois, Attn: Nancy Castro, Escrow Agent. Chicago Title and Trust Company may also be hereinafter referred to as the "Title Company".

           1.7 "Due Diligence Period" means a period of time commencing on the date a fully executed copy of this Agreement is received by Buyer in accordance with Article 13 hereof and expiring at midnight, New York time, on the 30th business day thereafter or the first business day after such 30th day if such 30th day is not a business day.

           1.8 "Permitted Exceptions" means those certain title exceptions set forth in EXHIBIT 6 attached hereto that are approved by Buyer in accordance with the terms of Article 6 hereof.

           1.9 "Personal Property" means all personal property and equipment (if any) owned by Seller and located on the Real Estate.

           1.10 "Deposit" means a deposit, to be paid by Buyer to Escrow Agent upon the execution hereof, in the amount of TWO HUNDRED THOUSAND ($200,000.00) DOLLARS, plus all interest earned thereon.

     2. SALE AND PURCHASE. In accordance with the provisions of this Agreement, Seller agrees to sell, convey, assign and transfer to Buyer, and Buyer agrees to purchase and acquire from Seller, subject to the Permitted Exceptions and Space Leases, all of Seller's right, title and interest in and to: (a) the Real Estate, (b) the Space Leases, (c) any Personal Property, (d) any land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Real Estate, (e) any strips or gores adjoining the Real Estate, (f) all appurtenances and hereditaments appertaining to the Real Estate (g) the right to use, in common with others the name "Saucon Valley Square Shopping Center" provided Buyer's use of same is done in a commercially reasonable manner in connection with the first class operation of the Property.

     3. PURCHASE PRICE. The "Purchase Price" for the Property shall be SIXTEEN MILLION, NINETY-TWO THOUSAND, FIVE HUNDRED EIGHTY ($16,092,580.00) DOLLARS plus the Contingent Amount if any, as set forth in Section 11.6 hereof, shall be paid as follows:

           A.       (i)       Upon the execution of this Agreement Buyer shall
pay the Deposit to Escrow Agent by bank check to the order of Escrow Agent or wire transfer of federal funds for immediate credit.

                    (ii) The Deposit shall be invested by Escrow Agent in a sound financial institution's money market fund or account which pays interest or dividends, in Escrow Agent's name separate from its personal and business accounts. All investment decisions shall be made by Buyer. If no Closing occurs, all interest or dividends earned shall be paid to the party entitled to the escrowed proceeds, which party shall pay all income taxes thereon. The parties shall furnish Escrow Agent with their respective tax identification numbers. At Closing, Escrow Agent shall pay the Deposit (together with all interest earned thereon) to Seller; and the principal portion of the Deposit shall be a credit against the Purchase Price (but no such credit shall be given for the interest earned on such principal portion of the Deposit, if any, which shall be the property of Buyer). All escrow fees, if any, charged by Escrow Agent shall be equally shared by Seller and Buyer. Escrow Agent shall hold the Deposit as set forth above unless either Seller or Buyer makes a written demand upon Escrow Agent for the Deposit accompanied by an affidavit signed by the party making the demand stating sufficient facts to show that said party is entitled to receive the Deposit pursuant to the terms of this Agreement. Upon receipt of such demand, Escrow Agent shall give ten (10) days written notice to the other party of such demand and of Escrow Agent's intention to remit the Deposit to the party making the demand on the stated date, together with a copy of the affidavit. If Escrow Agent does not receive a written objection before the proposed date for remitting the Deposit, Escrow Agent is hereby authorized to so remit. If, however, Escrow Agent actually receives written objection from the other party before the proposed date on which the Deposit is to be remitted, Escrow Agent shall continue to hold the Deposit until otherwise directed by joint written instructions from Seller and Buyer or until a final judgment of an appropriate court. In the event of a dispute, Escrow Agent may place the Deposit with an appropriate court and, after giving written notice of such action to the parties, Escrow Agent shall have no further obligations with respect to the Deposit. The parties acknowledge that Escrow Agent is acting as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties, and the Escrow Agent shall not be liable to either of the parties for any act or omission on its part unless taken or suffered in bad faith or in willful or negligent disregard of this Agreement. Seller and Buyer shall jointly and severally indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorney' fees, incurred in connection with the faithful performance of Escrow Agent's duties hereunder. Escrow Agent acknowledges agreement to the provisions of this Agreement applicable to it by signing on the signature page of this Agreement. Notwithstanding the foregoing, Buyer shall have the right to deliver a notice of termination of this Agreement to Escrow Agent and Seller on or prior to the expiration of the Due Diligence Period and Escrow Agent shall be authorized, immediately upon receipt of such notice and verification of Seller's receipt of same, to return the Earnest Money to Buyer. Buyer agrees to return all documents provided to Buyer by or on behalf of Seller to Seller within fifteen (15) days of Tenant's delivery of the notice of termination to Escrow Agent and Seller.

           B. At Closing, and subject to the terms and provisions of this Agreement, Buyer shall pay Seller the balance of the Purchase Price by wire transfer of immediately available federal funds into a so-called "New York Style" closing escrow to be established by the Escrow Agent. Seller shall furnish Escrow Agent with wire transfer instructions prior to Closing.

           C. In connection with any Personal Property included in the sale, the parties agree that no part of the Purchase Price shall be deemed to have been paid by Buyer on account thereof.

     4.    CONDITIONS PRIOR TO CLOSING; DUE DILIGENCE PERIOD.

           4.1 (A) Buyer shall at Closing accept the Property in AS IS physical condition as exists on the date hereof, subject to reasonable wear and tear between the date hereof and the Closing Date. Buyer acknowledges that Buyer will have the Due Diligence Period to inspect the Shopping Center or cause an inspection thereof to be made on Buyer's behalf and it is understood and agreed that neither Seller nor any person acting or purporting to act for Seller has made or now makes any representation as to the physical condition (latent or patent or otherwise), income, expense, operation, legality of current rents, or any other matter of thing affecting or relating to the Shopping Center except as herein specifically set forth. Buyer hereby expressly acknowledges that except as expressly set forth herein, no such representations have been made and Buyer further agrees to take the Shopping Center "as is" as of the date hereof and subject to normal use, wear, tear, and deterioration between now and Closing. Buyer agrees that Seller is not liable or bound in any manner by any financial or written statements,

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representations, real estate brokers' "set-ups", or information pertaining to the Shopping Center furnished by any real estate broker, agent, employee, trustee, servant or other person, unless the same are specifically set forth herein. It is understood and agreed that all understandings and agreements heretofore had between the parties are hereby merged in this Agreement which alone fully and completely expresses their agreement and that the same is entered into after full investigation, neither party relying upon any statement or representation made by the other not embodied in this Agreement.

           (B)      SELLER'S REQUIRED PRE-CLOSING DELIVERIES

Seller shall, as soon as practicable after the date of this Agreement but not later than five (5) business days after the date of this Agreement,, deliver to Buyer the following (which are referred to herein as "Pre-Closing Deliveries"):
(a) copy of the Space Leases affecting the Property; (b) a certification from Seller (pursuant to the terms of the Rent Roll (Exhibit 2) setting forth the name of each tenant at the Property and the date of the Space Leases and any modifications or amendments thereto, the amount of rent payable by each tenant throughout the term of its respective Space Lease, any concessions granted to the tenants, the amount of security deposits, if any, (or a certification that Seller is not holding any security deposits), the expiration date of the Space Leases, and the existence of any options to renew or extend the term of the Space Leases or to purchase all or any part of the Property and such information with respect to any subtenant if Seller has knowledge thereof; (c) a certification by Seller that there are no employees at the Property; (d) a certification by Seller that, other than as disclosed to Buyer, there are no service agreements, maintenance contracts or other similar agreements affecting the Property; (e) copies of the most recent tax bill for the Property, together with copies of any notice of assessments received by Seller, or any other information relative to taxes assessed against the Property; (f) copies, if any, of any environmental reports, architectural drawings, warranties, guarantees, plans and specs or any similar document in Seller's possession relating to the Property; (g) copies of any insurance policies or certificates insuring the Property, whether purchased by Seller or by the tenants under the Space Leases;
(h) copies of certificates of occupancy for each tenant at the Property and copies of any building code violations received by Seller with respect to the Property during the last two years and evidence reasonably acceptable to Buyer that such violations have been corrected, or a certification from Seller that it has not received any notice of building code violations; (i) the materials described on Buyer's Due Diligence Checklist, attached hereto as Exhibit 12, and made a part hereof; (j) as applicable (depending upon the number of years the Property has been operating), an operating statement for the Property for the two calendar years prior to the year of the date hereof, and monthly operating statements for the Property for each month of the year of the date hereof. Such statements shall include reasonable detail of all items of income and expense, other than construction costs as well as all items of capital expenditures made during the relevant periods, other than capital expenditures made in connection with the initial construction of the Shopping Center, and (k) an engagement and representation letter signed by Seller and prepared by and for the benefit of Buyer's auditors substantially in the form attached hereto as Exhibit 18, and made a part hereof.

           4.2 On and after the date hereof, Buyer shall have access to the Property for the purpose of making engineering, survey or non-intrusive inspections and independent investigations; and Seller will on receipt of reasonable prior written notice, provide Buyer with access to information within its possession or control with respect to the Property, including (without limitation) full and accurate copies of Space Leases, Service Contracts, title information or instruments, and books and operating records of the Shopping Center. Buyer agrees to defend, indemnify and hold Seller harmless from any personal injury or property damage caused by Buyer in doing any testing, inspections or survey and such obligation shall survive the Closing or sooner termination of this Agreement. Buyer shall give Seller true, accurate and complete copies of all written reports prepared by third parties resulting from Buyer's inspections and investigations.

           4.3      (a)       Buyer shall have the Due Diligence Period within
which to inspect and examine the Real Estate, the Space Leases, and the Service Contracts.

                    (b) In the event that during the Due Diligence Period, Buyer, in its sole judgment, and absolute discretion, determines that Buyer is not satisfied with the condition of the Real Estate, the Property, the Space Leases, the Ground Leases, or the Service Contracts then, prior to the end of the Due Diligence Period, Buyer shall have the right by giving written notice to Seller and Escrow Agent to cancel and terminate this Agreement without liability except as set forth in Sections 4.2 and 15.8. Upon receipt of such notice prior to the end of the Due Diligence Period, Escrow Agent shall deliver the Deposit to Buyer. In the event Buyer fails to give such notice prior to the end of the Due Diligence Period, Buyer's right to cancel this Agreement pursuant to this
Section 4 shall lapse.

     5.    ADJUSTMENTS AND PRORATIONS.

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           5.1      Seller shall be entitled to all income produced from the
operation of the Property which is allocable to the period prior to the Closing Date and shall be responsible for all expenses allocable to that period; and Buyer shall be entitled to all income and responsible for all expenses allocable to the period beginning at 12:01 A.M. on the Closing Date. At Closing, all items of income and expense with respect to the Property shall be prorated in accordance with the foregoing provisions and the rules for the specific items set forth hereafter:

                    5.1.1 Seller shall arrange for a billing under all those Service Contracts for which fees are based on usage and with utility companies for a billing for utilities, to include all utilities or service used up to the Closing Date, and Seller shall pay the resultant bills. In the event any of the Service Contracts set forth in EXHIBIT 3 cover periods beyond the Closing Date the same shall be prorated on a per diem basis.

                    5.1.2 Real estate taxes, general, special and/or betterment assessments and personal property taxes shall be prorated for those taxes which are due and payable as of the Closing Date. In the event that as of the Closing Date the actual tax bills for the tax year or years in question are not available and the amount of taxes to be prorated as aforesaid cannot be ascertained, then rates, millages and assessed valuation of the previous year, with known changes, shall be used; and after the Closing occurs and when the actual amount of taxes for the year or years in question shall be determinable, such taxes will be re-prorated between the parties to reflect the actual amount of such taxes.

                    5.1.3 Rentals and other payments (other than "percentage rent" and common area maintenance charges which are dealt with in SECTION 5.1.4 and Section 5.1.6) which are payable pursuant to Space Leases shall be prorated on a per diem basis as and when collected (subject to the provisions of Section 5.3). However as to the following tenants ("the Credit Tenants") Superfresh and Blockbuster, Seller shall at closing, receive a credit in an amount equal to real estate taxes that have accrued as of the Closing Date but are either unpaid or not yet due and payable from the Credit Tenants as of the Closing Date. Except as provided in the preceding sentence in respect of the Credit Tenants. Buyer shall not be obligated to make any payment or give any credit to Seller on account of or by reason of any rental or other payments which are unpaid as of the Closing Date, but shall be required to turn over Seller's share of the same within ten (10) days if, as and when received by Buyer after the Closing; likewise, Seller agrees to turn over Buyer's share of any payments received from tenants applicable to any period from and after the date of Closing within ten
(10) days of Seller's receipt of same; this provision shall survive Closing.

                    5.1.4 Percentage rent; if any, payable under each Space Lease shall be prorated with respect to the lease year thereunder in which Closing occurs on a per diem basis as and when collected. Any percentage rent collected by Buyer including any percentage rent which is delinquent and pertaining to (i) an entire lease year or accounting period of a tenant under a Space Lease which ends on a date prior to the Closing Date, or (ii) that portion of a lease year or accounting period of such tenant covering a period prior to the Closing Date where such lease year or accounting period begins prior to the Closing Date and ends thereafter shall in both cases be paid to Seller within ten (10) days of receipt by Buyer; and if any tenant's Space Lease provides for offsets or deductions against percentage rent, then such offsets or deductions shall be prorated in the same manner as the percentage rent itself is prorated. This provision shall survive Closing.

                    5.1.5 Gas, water, electricity, heat, fuel, sewer and other utilities charges to which SECTION 5.1.1 cannot be applied, and the governmental licenses, permits and inspection fees and operating expenses relating to the Shopping Center (expressly excluding therefrom, however, such expenses relating to the initial construction of the Shopping Center), shall be prorated on a per diem basis.

                    5.1.6 Common area maintenance expenses and charges shall be prorated. Seller shall be responsible for all common area expenses and charges incurred prior to the Closing Date, and Buyer shall be responsible for the same accruing on and subsequent to the Closing Date. All common area expense payments made by each tenant and such charges paid under its Space Lease for the entire lease year during which the Closing occurs, including end-of-year adjustments, if any, shall be prorated between Seller and Buyer in the following manner: Not later than three (3) days prior to Closing, Seller shall deliver to Buyer, with regard to each Shopping Center tenant required to pay common area charges ("CAM Charges") under its lease, a detailed computation showing all CAM Charge expenses incurred by Seller for the period from the beginning of each such tenant's then current billing period for CAM Charges (e.g., calendar year, lease year, etc.) through the Closing Date, any CAM estimated payments or charges collected by Seller relating to such tenant (hereinafter "CAM Estimates"), and a bill for the tenant's pro rata share of CAM Charges (i.e., for CAM charges through the Closing Date net of any such CAM Estimates held by Seller), together with all invoices and other evidence

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documenting such CAM Charges in detail required by such tenant's lease. Buyer shall send any such bills to tenants promptly following Closing, in which event such tenant shall pay any amount shown due directly to Seller, and except as otherwise stated in Section 5.3.3 below Buyer shall have no responsibility to collect same. However, if any tenant rightfully refuses to pay such bill for CAM Charges due through the Closing Date, then Buyer shall resubmit such bill to any such tenant at the same time as Buyer next submits Buyer's own bill to any such tenant; and any payment thereafter made by any such tenant on account of CAM Charges shall belong to and be forwarded within ten (10) days of its receipt to Seller until Seller's bill is paid in full.

                              Any CAM Estimates for any tenant shall be retained
by Seller up to the amount of the pre-Closing CAM Charges payable by such tenant as evidenced by such bills and computations delivered by Seller at Closing, and Buyer shall receive a credit for any excess CAM Estimates collected by Seller.

                    5.1.7 All prepaid rentals, other prepaid payments(other than monthly real estate tax estimates or installments), security deposits paid pursuant to Space Leases, electric, gas, sewer and water deposits deposited with Seller by tenants, (including any accrued interest required under any Space Lease on all of the foregoing, unless Seller is entitled to retain the benefit thereof) under any Space Leases, license agreements or concession agreements relating to the Property, shall all belong to Buyer and all shall be assigned and delivered to Buyer at Closing, whereupon Seller shall be released from all liability with respect thereto. At Seller's option, Buyer shall receive a cash credit in the amount of all Security Deposits to be delivered to Buyer at Closing, and Seller may retain same.

                    5.1.8 Buyer shall not be responsible for any charges, salaries, vacation pay or fringe benefits of employees of Seller prior to or following the Closing and none of the foregoing shall be prorated.

           5.2 All prorations and payments to be made under the foregoing provisions shall be made on the basis of a written statement or statements delivered to Buyer by Seller and approved by Buyer. In the event any prorations, apportionments or computation shall prove to be incorrect for any reason, then either party shall be entitled to an adjustment to correct the same, provided that it makes written demand on the one from who it is entitled to such adjustment within two (2) years after the erroneous payment or computation was made; this provision shall survive Closing.

           5.3 All accounts receivable flowing from the Property shall be treated as follows:

                    5.3.1 Buyer and Seller agree to treat all base or minimum rental payments received from a tenant as applicable to base or minimum rent which was owed by that tenant, if any, first for the month prior to the month in which Closing occurs and next for the month in which Closing occurs until the base or minimum rental amount due to Seller for such periods have been collected. In the event that there remains any unpaid base or minimum rent for a period prior to such periods, all payments of base or minimum rent received from such tenant shall be applied to sums owed Buyer before any part thereof shall be treated as belonging to Seller. In the event that there remains any unpaid tenant receivable other than base or minimum rent (including without limitation any tax, CAM, insurance or percentage rent payments) for any period prior to Closing, all payments received from any tenant in arrears (whether base or minimum rent or any other amount) shall be applied first to any such sums owed Buyer from such tenant before any part thereof shall be treated as belonging to Seller.

                    5.3.2 In the event that any tenant of Seller or Buyer shall hereafter apply or shall have heretofore applied for relief under the provisions of any bankruptcy or similar laws for the protection of debtors, the provisions of Section 5.3.1 shall not apply, and the parties shall have the right to seek collection of their respective accounts, their entitlements being determined by the Closing and the other provisions of this Agreement. Neither party shall have the right to enter into any transactions that purport to compromise claims belonging to the other, without the other party's prior written consent.

                              5.3.3 "If at the Closing Date any tenants owe Seller any money (i.e. reimbursements to Seller for payment of liens or violations on the Property that were created by tenant(s) but that Seller is required hereunder to satisfy in order to effectuate the sale of the Property or rent arrears (which shall include CAM and tax reimbursements)), Seller shall have the right, subsequent to the Closing, to collect such sums directly from the tenants, including bringing lawsuits against the tenants (at Seller's sole expense) for such collection (except that Seller is prohibited from bringing a lawsuit against any tenant(s) to collect rent in arrears for a period of thirty (30) days after such dispute or arrears has arisen (the" Buyer Collection Period"); instead Buyer agrees to use commercially reasonable efforts to collect such arrears on Seller's behalf, if Buyer is unsuccessful in collecting the

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         tenant arrears by the expiration of the Buyer Collection Period, then
         Seller shall have the right to collect such sums directly form the tenants including bringing lawsuits against the tenants (at Sellers sole expense) for such collection, however, Seller agrees that any such legal action or collection shall not include any disturbance of the possession, use or occupancy of the tenants or any right to evict the tenants, whether pursuant to the lease provisions or otherwise, and Buyer shall at Seller's expense join in any lawsuit and/or also participate or cooperate with Seller in its collection attempts. Buyer will (at Seller's expense) join in such a lawsuit or action only if the same does not include or require disturbance of the possession of any tenants."

                    5.3.4 In the event Seller has granted rent concessions to tenants under space lease(s) that would extend beyond the Closing Date, Buyer shall receive credit for same.

           5.4      Intentionally Deleted.

           5.5      The provisions of this Article 5 will survive Closing.

     6.    TITLE AND SURVEY.

           6.1 Seller shall convey and Buyer shall accept, subject to the right of Buyer to review and approve all title matters, documents and plats of record in regard to the condition of title to the Property, title such as the Title Company will be willing to approve and insure subject only to Permitted Exceptions as provided for in this Agreement. Buyer acknowledges that it has heretofore received copies of Seller's existing title insurance policy for the Real Estate (the "Existing Title Policy") and of Seller's existing survey of the Real Estate (the "Existing Survey"). Promptly following the execution of this Agreement, Buyer may (if it so elects) obtain (the costs of which shall be split equally by Buyer and Seller) updates of the Existing Survey to the certification standards described upon the Surveyor's certification attached hereto as Exhibit 13 and made a part hereof (such updated survey hereinafter referred to as the "Updated Survey"); if Buyer does obtain such an Updated Survey, Buyer shall cause it to be certified to Seller and Buyer shall promptly furnish Buyer, Seller and the Title Company with a copy thereof. Promptly following the execution of this Agreement, Buyer shall also (the costs of which shall be split equally by Buyer and Seller) obtain a commitment for ALTA Form B Leasehold Title Insurance (the "Title Commitment"); and Buyer shall promptly cause the Title Company to furnish Seller and Buyer with true accurate and complete copies thereof (including true, accurate and complete copies of all underlying title exception documents referenced therein). Not later than the expiration of the Due Diligence Period, Buyer shall give Seller written notice ("Buyer's Title/Survey Notice") of any title exceptions which are contained in the Title Commitment and/or the Survey which are not Permitted Exceptions. Failure by Buyer to give Buyer's Title/Survey Notice (or to object to any matter referenced in the Title Commitment) to Seller on or before said date shall constitute Buyer's final and irrevocable approval of the condition of title (and to any such unobjected to matter) in and to the Real Estate. If Buyer's Title/Survey Notice shall be timely given Seller shall have a period of fifteen (15) days following Seller's receipt of Buyer's Title/Survey Notice, to commence to remove, correct, cure or satisfy (provided Seller does in fact elect to so remove, correct, cure or satisfy) any title exceptions that were identified in Buyer's Title/Survey Notice as not being Permitted Exceptions, it being nevertheless agreed that Seller shall have no obligation to undertake any action or to incur any expense in order to effectuate any such removal, correction, cure or satisfaction (except that notwithstanding the foregoing Seller shall be required to remove or discharge any fee mortgages or deeds of trust, as well as any other liens in an ascertainable dollar amount). In the event that Seller elects not to attempt to remove, correct, cure or satisfy the matters raised in Buyer's Title/Survey Notice, or if having elected to do so, does not within thirty (30) days thereafter, (or such additional time as is reasonably necessary (not to exceed an additional fifteen (15) days without Buyer's written consent) to remove, correct, cure or satisfy the matter(s) so raised using commercially reasonable good faith efforts) effectuate any such removal, correction, cure or satisfaction as aforesaid (hereinafter called "title correction"), Buyer shall have the right at its sole option either (a) to terminate this Agreement, in which event the Deposit shall be returned to Buyer and neither party shall thereafter have any further liability hereunder, or (b) to accept such title as is disclosed by the Title Commitment and/or Survey without title correction and without Survey correction and without any reduction to the Purchase Price, thereby waiving any rights against Seller with respect thereto. Said election shall be made by Buyer within three (3) days following Buyer's receipt of written notification by Seller that Seller has not effectuated (or has elected not to effectuate) title correction. In the event that Seller (even though under no duty to do so) shall undertake title correction and/or Survey correction as aforesaid, and shall be successful, this Agreement shall continue in full force and effect and Buyer shall close the transaction contemplated hereby in accordance with the terms hereof. In the event that Seller shall only be partially successful in obtaining title and/or Survey correction, Buyer shall have the same alternative rights as Buyer would have in the event Seller had declined to seek title and/or Survey correction (as set forth above). Buyer

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shall make its election within three (3) days after Buyer's receipt of written notice from Seller to Buyer of the extent to which title and/or the Survey has been corrected.

           6.2 If at the Closing Date there may be any liens or encumbrances which render title unmarketable or otherwise are not permitted title exceptions hereunder, and which Seller is obligated or desires to pay and discharge, Seller may use any portion of the balance of the Purchase Price to satisfy the same, provided Seller shall simultaneously either deliver to Buyer at the Closing instruments in recordable form and sufficient to satisfy such liens and encumbrances of record together with the cost of recording or filing said instruments; or provided that Seller has made arrangements with the title company in advance of Closing, Seller will deposit with said company sufficient monies, acceptable to and required by it to insure obtaining and the recording of such satisfactions and the issuance of title insurance to Buyer either free of any such liens and encumbrances, or with insurance against enforcement of same out of the insured premises. The existence of any such liens and encumbrances shall not be deemed objections to title, if Seller shall comply with the foregoing requirements. Unpaid liens for taxes, water charges, sewer rents and assessments which are the obligation of Seller to satisfy and discharge shall be objections to title, and thus the amount thereof, plus interest and penalties thereon, shall be deducted from the Purchase Price to be paid hereunder and allowed to Buyer, subject to the provisions for apportionment of taxes, water charges and sewer rents contained herein. Unpaid franchise tax of any entity in the chain of title to which such tax is applicable, or estate, income or other taxes which may be liens against the Property as of the Closing Date shall not be an objection to title, provided the title company agrees to insure against the collection of said taxes from the Property and in such event if required by the title company, Seller agrees to deposit at Closing with the title company an amount deemed reasonable by it to secure the payment of such unpaid franchise tax, or other tax.

           6.3 In the event that Seller is unable to convey title in accordance with the terms of this Agreement, or if any representation of Seller herein is untrue in a material respect on the Closing Date and Seller does not correct same (it being understood Seller will be entitled to a reasonable adjournment of Closing for such purpose, not to exceed fifteen (15) days), the sole responsibility of Seller will be to refund (or cause to be refunded by the Escrow Agent) to Buyer any amount paid on account of the Purchase Price; upon the making of such refund, this Agreement shall be deemed canceled, neither party shall have any further claim against the other by reason of this Agreement, except that Buyer shall remain liable on its obligations under Sections 4.2 and 15.8.

           6.4 The costs of obtaining the Title Commitment, the policy of title insurance to issue at Closing (in form subject to Buyer's sole discretion, and agreed to prior to the expiration of the Due Diligence Period) with premium up to the amount of the Purchase Price including the costs of any excess coverage or endorsements Zoning 3.1; Survey; Access, Usury, Location, Tax ID, Contiguity, EPA, Comprehensive and Doing Business, to the extent available or applicable, shall be split equally between Buyer and Seller (the "Title Policy") and costs of updated Survey shall be split equally between Buyer and Seller, expressly excluding therefrom, however, the costs to release any monetary encumbrance affecting the Property and any title curative endorsements which shall be borne by Seller.

     7.    DAMAGE. DESTRUCTION OR REQUIRED ALTERATION.

                7.1 Prior to Closing, in the event of any damage to or destruction of all or part of the Real Estate (notice of which shall be given to Buyer by Seller as soon as practicable following its occurrence), then Seller shall have the right (but not the obligation) to adjourn the Closing Date for up to sixty (60) days in order to repair or replace such damage or destruction, except that if the cost of such repair or replacement exceeds ten percent of the Purchase Price, then in any such case (i) Buyer shall have the right to terminate this Agreement by giving Seller written notice of its intention to do so, such notice by Buyer to Seller to be given not later than three (3) days after Buyer shall have received the notice from Seller of such aforesaid occurrence, (in which event the Deposit shall forthwith be returned to Buyer, whereupon this Agreement shall be null and void and of no further force or effect whatsoever, except that Buyer shall remain liable on its obligations under Sections 4.2 and 15.8); or (ii) if Buyer elects not to (or does not have the right to) terminate this Agreement, this Agreement shall continue in full force and effect except that at Closing Buyer shall receive an abatement of the Purchase Price in an amount equal to Seller's reasonable good faith estimate of the amount required to repair and restore all unrepaired damage (and Seller shall retain all rights to collect insurance proceeds for such loss). Buyer may elect to have its architect provide a good faith estimate of the amount required to repair and restore all unrepaired damage. If Seller's estimate disagrees with Buyer's architect's estimate, the parties shall select another architect to make a final determination of the amount required to repair and restore all unrepaired damage and both parties shall be bound by the third architect's determination. The party whose architect differs most from the third architect's determination shall pay the third architect's fee.

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                7.2(a) In the event that any governmental authority having jurisdiction of all or part of the Real Estate has notified Seller before the Closing that some alteration of or addition to the Real Estate is required to be made by law, rule or regulation (notice of which shall be given to Buyer by Seller as soon as practicable after its receipt) or otherwise requires a cure of a violation, then (subject to the provisions of Section 7.2(b)) Seller shall have the right (but not the obligation) to undertake such alteration or addition or cure; provided, however, that if the cost of such alteration or addition or cure shall exceed the sum of one (1%) percent of the Purchase Price, then in such event Seller may either elect to pay the entire cost and cure the same before the Closing or may decline to undertake the same, in which event Buyer shall have the option, exercisable within three (3) days following notice from Seller of the requirement and Seller's refusal to comply therewith, (i) to terminate this Agreement by giving Seller notice thereof (in which event the Deposit shall forthwith be returned to Buyer, whereupon the Agreement shall be null and void and of no further force or effect whatsoever, except that Buyer shall remain liable on its obligations under Sections 4.2 and 15.8); or (ii) if such notice of termination is not timely given, to proceed with the Closing, in which event the Purchase Price shall be reduced by Seller's reasonable good faith estimate of the cost to cure, up to the maximum sum of one percent of the Purchase Price. Buyer may elect to have its engineer provide a good faith estimate of the cost to cure. If Seller's estimate disagrees with Buyer's architect's estimate, the parties shall select a another engineer to make a final determination of the cost to cure and both parties shall be bound by the third engineer's determination. The party whose engineer differs most from the third engineer's determination shall pay the third engineer's fee.

                   (b) Notwithstanding the foregoing provisions of Section 7.2(a), Seller may elect but shall have no obligation to cure or pay for, , any violation which either (i) is first placed (i.e., notice first given to Seller or first placed of record) after the date of this Agreement, or (ii) is the responsibility of a Shopping Center tenant to cure or discharge pursuant to its Space Lease. In the event Seller elects to cure or pay for such violation(s), Seller shall have a period of fifteen (15) days after receipt of notice of the violation to commence to cure or pay for same, and shall proceed with diligence to cure same, however, if Seller elects to cure a violation, and Seller reasonably believe that the Closing Date (as hereinafter defined) will need to be extended more than thirty (30) days to effectuate the cure, then Seller shall not commence to cure the violation then Buyer may elect to (i) complete the purchase without any adjustment in the Purchase Price or (ii) terminate the Agreement in such event, unless Buyer agrees to the required extension. In the event Seller elects not to cure or pay for such violation, the sole responsibility of Seller will be to refund (or cause to be refunded by the Escrow Agent) to Buyer any amount paid on account of the Purchase Price; upon the making of such refund, this Agreement shall be deemed cancelled, neither party shall have any further claim against the other by reason of this Agreement, except that Buyer shall remain liable on its obligations under Sections 4.2 and 15.8.

     8. EMINENT DOMAIN. In the event that any eminent domain proceedings shall be commenced prior to the Closing affecting (i) any of the parking area(s) within the Real Estate or any access roadway serving the Real Estate that is not replaced by an access roadway in a comparable location with respect to the Real Estate; or (ii) which is of such a nature as would permit any tenant occupying leased premises to cancel its Space Lease, Buyer shall have the right to terminate this Agreement, by written notice given to Seller within three (3) days after the event, (in which case the Deposit shall forthwith be returned to Buyer, whereupon the Agreement shall be null and void and of no further force or effect whatsoever). In any case wherein Buyer has the right to terminate this Agreement pursuant to this Section 8 and Buyer elects not to terminate, or in any case wherein Buyer does not have the right to terminate, Buyer and Seller shall consummate Closing on the Closing Date, without any reduction to or abatement of the Purchase Price, and all theretofore unpaid condemnation awards shall belong to Buyer.

     9. NO ASSIGNMENT. Buyer shall not have the right to assign this Agreement or its rights under this Agreement without obtaining in each instance Seller's prior written consent. Notwithstanding the foregoing, Buyer shall have the right, without Seller's consent, to assign its entire right, title and interest in and to this Agreement, expressly including the Deposit, to any entity controlling, controlled by, or under common control with Buyer or Inland Real Estate Trust, Inc., a Maryland corporation, (an "Affiliate"); provided that, not less than three (3) business days prior to Closing, Seller receives an executed assignment and assumption agreement, in a commercially reasonable form , which expressly assigns the Deposit and in which such assignee expressly assumes performance of this Agreement for the benefit of Seller. No such assignment or designation shall relieve or release Buyer from any obligations under this Agreement (whether arising pre- or post-closing), and Buyer shall remain jointly and severally liable for all of same together with such assignee.

     10. COVENANTS AND REPRESENTATIONS. As of the date hereof, and to the best of Seller's knowledge, Seller covenants, warrants and represents to Buyer the following:

           10.1 Seller has obtained any consents from partners and/or shareholders required to permit the transactions contemplated by this Agreement including the sale of the Property to Buyer.

           10.2 There is no pending or threatened litigation affecting the Property brought by or against Seller that would materially adversely affect Buyer except as set forth in EXHIBIT 7 attached hereto and made a part hereof. If Seller is served with process or receives notice that litigation relating to the Property has been commenced against it, Seller shall promptly notify Buyer. The provisions of this Section shall not apply to any litigation relating to the property involving personal injury or property damage(s) covered by insurance.

           10.3 The Space Leases described in EXHIBIT 2 comprise all the Space Leases presently existing, and same have not been materially amended or modified except (if at all) as may be set forth in Exhibit 2. Seller has neither given nor received any outstanding, uncured notice of default to or from any Space Lease tenant. Following a date which is five (5) business days prior to the expiration of the Due Diligence Period (the "Cut Off Date"), and prior to Closing, Seller will not, without the prior written consent of Buyer(which Buyer agrees not to reasonably withhold or delay), cancel (except for default by a tenant) or materially amend any Space Lease, or enter into any new Space Lease or any Service Contract affecting the Property not cancelable on 30 days notice. On or prior to the Cut Off Date, Seller may take any of the foregoing actions without Buyer's consent, provided it delivers a copy of any new documentation evidencing same to Buyer not later than three (3) business days prior to the expiration of the Due Diligence Period.

           10.4 Except as otherwise expressly provided herein, there are no contracts or agreements affecting the Property other than the Service Contracts, Space Leases, and Permitted Exceptions; and there are no on-site employees or hired persons in connection with the management, operation or maintenance of the Property; and Buyer shall have no obligation, liability or responsibility with respect to charges, salaries, vacation pay, fringe benefits or like items subsequent to Closing, nor with any management or employment agreements with respect to the Property.

           10.5 The signatories to this Agreement on behalf of Seller have the power and authority to enter into this Agreement and to bind Seller to the provisions hereof.

           10.6 As of the date hereof: (i) to TOM KORNSEY'S knowledge Seller is not aware of and has receive no building code violation notices with respect to the Property (other than notices of violations which have been removed or corrected); and (ii) to TOM KORNSEY'S knowledge Seller is not aware of and has received no notices of any action or governmental proceeding in connection with eminent domain, or for a zoning change, which would affect the Property; and
(iii) to Tom Kornsey's knowledge Seller is not aware of any structural problems in the improvements constructed upon the Property and the exterior structures are in good condition and repair.

     11.   THE CLOSING.

           11.1 The Closing shall be held at the Title Company's offices (at the address set forth above) at 9:00 A.M. on the Closing Date. The Closing Date shall be the first business day after the expiration of the Due Diligence Period.

           11.2 At Closing, Buyer shall pay the Purchase Price as adjusted in accordance with the provisions of this Agreement; and Buyer shall execute and deliver such other instruments as Seller may reasonably request in connection with or to consummate the transactions contemplated by this Agreement.

           11.3     (A)   At Closing, Seller shall deliver to Buyer the
following:

           (a)      Intentionally Deleted.

           (b)      A F.I.R.P.T.A. affidavit.

           (c) It shall be a condition precedent to Buyer's obligation to remit the remainder of the Purchase Price to the Title Company on the Closing Date and effectuate the transaction contemplated herein that on or before the third (3rd) business day prior to the Closing Date, Buyer shall have received an estoppel certificate from each tenant under a Space Lease who occupies more than eight thousand (8,000) square feet (hereinafter "Anchor Tenant"), as well as from seventy (70%) percent of the tenants occupying less than eight thousand (8,000) square feet (each such tenant hereinafter referred to as a "Non-Anchor Tenant") (collectively such Non-Anchor Tenants hereinafter referred to as the "Minimum Threshold"), each such estoppel to be dated not more than 30 days prior to the Closing Date, in either the form required by its Space Lease, or otherwise in the form attached hereto as Exhibit 10, and made a part hereof, as well as Seller's estoppel in the form of Exhibit 10 for any tenant (other than an Anchor Tenant and so long as the Minimum Threshold is met) not delivering an estoppel as required to achieve one hundred percent (100%) estoppel delivery for the Property. If Seller is unable to obtain any such required estoppel from a tenant prior to Closing, Seller shall deliver its own estoppel in the form attached as Exhibit 10 (provided, however, Buyer shall not be obligated to accept Seller's estoppel for any Anchor Tenant nor for more than thirty (30%) percent of the Non-Anchor Tenants at the Property), which shall survive Closing (but if post-Closing Seller delivers any such tenant estoppel, Seller shall be relieved from responsibility under any Seller estoppel it delivered regarding all matters confirmed by such tenant estoppel). If Seller fails to deliver any such required estoppel, Seller shall have no liability by reason thereof provided, however that Seller shall not be required to deliver its own estoppel containing an assertion that Seller in good faith believes to be untrue, and Buyer's sole right shall be to terminate this Agreement and to obtain a refund of the Deposit as set forth in Section 14.3. If any estoppel certificate is dated earlier than forty (40) days prior to the Closing Date, in lieu of requiring Seller to obtain a new estoppel from the subject tenant(s), which shall be required of Seller if any estoppel certificate is dated earlier than sixty (60) days prior to the Closing Date, Buyer agrees that Seller may deliver, at Closing, its representation that to the best of Seller's knowledge, the facts in said estoppel remain true in all material respects as of the Closing Date.

           (d)Intentionally deleted.

           (e) It shall be a condition precedent to Buyer's obligation to remit the remainder of the Purchase Price to the Title Company on the Closing Date and effectuate the transaction contemplated herein that on or before the third (3rd) business day prior to the Closing Date, Buyer shall have received an assignment of all warranties and guaranties, if available, for materials and workmanship benefiting the Property, including an acknowledgment by the material and/or service provider of the acceptance of the assignment where required by the terms of the warranty and/or guaranty, with all fees and costs of such assignment (and inspection, if required) (not to exceed One Thousand Dollars ($1,000.00)) being paid at the sole cost and expense of Seller; any such costs or fees in excess of One Thousand Dollars ($1,000.00) being shared equally between the parties hereto.

                    (B) At Closing, Seller and Buyer shall each execute and deliver to the other the following:

           (a) An Assignment and Assumption Agreement for the Space Leases in the form of EXHIBIT 4 attached hereto.

           (b) An Assignment and Assumption Agreement for the Service Contracts, in the form of EXHIBIT 5 attached hereto.

           (c) Notices to tenants, in the form attached hereto as Exhibit 14, and made a part hereof, notifying them of the sale and (if applicable) the transfer of their security deposit to Buyer.

           (d)      Intentionally Deleted.

           11.4 Each party shall pay its own legal fees and travel and lodging expenses in connection with this transaction. Seller and Buyer shall split the payment in accordance with local custom for all transfer taxes and the parties shall each pay 1/2 of the documentary stamps or recording charges for transfer of title to the Real Estate and the "New York Style" closing escrow fees charged by the Title Company.

           11.5 Buyer also agrees to cooperate with Seller to permit the conveyance of the Property to be consummated as a part of a transaction intended by Seller to qualify as a tax-free exchange under Section 1031 of the Internal Revenue Code and in conjunction therewith to execute such documents as Seller may reasonably request (such cooperation may include, without limitation, accepting a conveyance from a party other than Seller and paying the Purchase Price to a party other than Seller). In no event, however, shall (a) Buyer bear any expense associated with the exchange transaction, (b) Buyer be obligated to take title to Seller's exchange property, (c) the consummation of such tax-free exchange materially delay the conveyance to Buyer of the Property, (d) Buyer have any liability to Seller or any other party for the qualification of the exchange transaction for tax-free exchange treatment under Section 1031 of the Internal Revenue Code or under any other provision and (e) the consummation of such tax free exchange relieve Seller of any of its obligations hereunder.

     12.   BROKERS.

           Each party represents and warrants to the other that it dealt with no broker other than CB Richard Ellis (the "Broker") in connection with this transaction. Seller shall pay Broker pursuant to a separate agreement. Each party agrees to defend, indemnify and hold the other harmless from and against any and all loss, liability and expense, including reasonable attorney's fees, that the indemnitee may incur arising by reason of the above representation by the indemnitor being false. The provisions of this Section 12 shall survive Closing.

     13. NOTICES. All notices, demands, requests, consents, approvals or other communications (for the purpose of this Section collectively called "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be valid only if in writing and sent by registered or certified United States mail, return receipt requested, postage prepaid, or delivered by Federal Express or UPS courier service, addressed as follows:

           To Seller:            3333 New Hyde Park Road
                                 Suite 100
                                 New Hyde Park, NY 11042
                                 Attn: Georgia Misoulis
                                 Phone:(516)869-7235
                                 Fax:(516)869-7228

                                 with a copy to:

                                 3333 New Hyde Park Road
                                 Suite 100
                                 New Hyde Park, New York 11042
                                 Attn: Barbara E. Briamonte, Esq.
                                 Phone: (516)869-7157
                                 Fax:(516)869-7201

     To Buyer:                   Inland Real Estate Acquisitions, Inc.
                                 2901 Butterfield Road Oakbrook, IL 60523
                                 Phone: (630)218-4948
                                 Fax:(630)218-4935
                                 Attention: G. Joseph Cosenza

           and a copy to:        Jason Lazarus Fax: (678)996-2140

                                 with a copy to:

                                 The Inland Group, Inc.
                                 2901 Butterfield Road
                                 Oak Brook, IL 60523
                                 Attn: Robert Baum, General Counsel
                                 Facsimile Nos: (630)218-4900
     x                           Copy via facsimile:
                                 Charles R. Benvenuto (630)571-2360

           To Escrow Agent:      CHICAGO TITLE & TRUST COMPANY
                                 171 North Clark Street
                                 Chicago, Illinois 60601
                                 Attn: Nancy Castro, Escrow Agent
                                 Phone:(312)223-2709
                                 Fax:(312)223-2108

or such other address as such party shall hereafter have specified by Notice given by the same means. Any Notice shall be deemed given when delivered to the carrier delivering same, delivery charges prepaid, and properly sealed and addressed. Any Notice may also be given by telecopier to the following numbers:
Seller (516)869-7201, Buyer (843)852-3675, (630)218-4935, (678)996-2140 and
(630)218-4900;, and Escrow Agent (312)223-2108, Attn: Nancy Castro, provided that a "hard copy" of such notice is sent within one (1) business day after such telecopier transmission in the manner above set forth; and in the case of notice by telecopier (with confirmation sent as aforesaid), notice shall be deemed given upon electronic confirmation of receipt.

     14.   DEFAULTS

           14.1 If Closing does not take place because of Buyer's default the Deposit shall be retained by Seller as agreed upon liquidated damages as Seller's sole remedy for such default, and thereupon this Agreement shall be null and void and of no further force or effect whatsoever (except that Buyer shall remain liable on its obligations under Sections 4.2 and 15.8). The parties hereto expressly agree that Seller's actual damages in the event of a default by Buyer would be extremely difficult or impractical to ascertain and that the amount of the Deposit represents the parties' reasonable estimate of such damages.

           14.2 If Closing does not occur due to Seller's willful default and refusal to close despite Buyer's willingness to do so (such willingness includes waiver by Buyer of any uncured title objection properly made by Buyer under Section 6.1 or material breach of representation or warranty by Seller) (such willful default and refusal being hereinafter referred to as a "Seller Default"), then Buyer, as its sole and exclusive right and remedy as a result of such Seller Default, may elect to either (i) cancel this Agreement, in which event the Deposit shall be returned to Buyer, Seller shall be liable for any title and survey costs, as well as environmental site assessment, appraisal and legal fees theretofore incurred by Buyer (however Seller shall not be obligated to reimburse Buyer more than Twenty-Five Thousand Dollars ($25,000.00) in the aggregate for such environmental site assessment, appraisal and legal fees), and thereupon no party shall have any further right or obligation hereunder (except that Buyer shall remain liable on its obligations under Sections 4.2 and 15.8), or (ii) Buyer may enforce specific performance of this Agreement without any reduction or abatement of the Purchase Price, together with the right of Buyer to collect its reasonable attorney's fees and costs of suit, subject to the limitation on Landlord's reimbursement of same described above.

           14.3 Subject to the provisions of Article 14.1 and 14.2 above, if Closing should not occur for any reason whatsoever other than a default by Buyer or a Seller Default (including without limitation by reason of a material breach of representation or warranty of Seller or an uncured title objection properly made by Buyer under Section 6.1, or a failure to deliver any tenant estoppel required hereunder) which Buyer is not willing to waive, then in such event this Agreement shall be and be deemed cancelled, the Deposit shall be returned to Buyer, and thereupon Buyer shall have no other right, by way of damages or otherwise, against Seller notwithstanding the existence of any failure or breach of representation, warranty, covenant, title, provision of estoppel or other Closing condition (provided that Buyer will remain liable on its obligations under Sections 4.2 and 15.8).

     15.   MISCELLANEOUS.

           15.1     The representations, warranties and covenants contained in
Article 10 of this Agreement shall survive delivery of the deed for a period of twelve (12) months. Other than the survival of such representations, warranties and covenants, the acceptance of the deed by Buyer shall be conclusive evidence of the performance by Seller of all of the provisions of this Agreement to be performed by Seller.

           15.2 This Agreement (including the Exhibits attached hereto) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous understandings, if any, with respect thereto.

           15.3 This Agreement may not be canceled, modified, changed or supplemented, nor may any obligation hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing.

           15.4 The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto and their respective successors or assigns.

           15.5 "TIME IS OF THE ESSENCE" with respect to all provisions of this Agreement, with the sole exception that each of Buyer and Seller shall be entitled to a single adjournment (not to exceed two (2) business days in any event) of the Closing Date.

           15.6 This Agreement shall extend to and be binding upon the legal representatives, heirs, executors, administrators and, subject to the provisions of this Agreement, the permitted assigns of the parties hereto.

           15.7     Intentionally Deleted.

           15.8 Buyer represents and warrants that it will keep all information and/or reports and/or documents obtained from Seller or its agents (including without limitation the rent and other terms of the Space Leases), or related to or connected with the Property (including without limitation the existence of this Agreement and the Purchase Price) strictly confidential and will not disclose any such information to any person or entity (except for Buyer's attorneys, consultants and advisors and except as required by law; provided that any such parties similarly agree to treat such material confidentially), without the prior written consent of Seller. In amplification and not in limitation of the foregoing, Buyer may not make any public disclosure of the existence or terms of this Agreement prior to Closing.

           15.9 This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State wherein the Property is located. This Agreement shall be construed in accordance with its plain meaning and without reference to any maxim or rule of interpretation providing that a writing should be construed against the party responsible for the drafting thereof.

           15.10 This Agreement shall not be recorded or filed in the public records of any jurisdiction by either party and any attempt to do so may be treated by the other party as a breach of this Agreement.

           15.11 This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original.

     16. CONDITIONS PRECEDENT TO BUYER'S OBLIGATION.

         In addition to the conditions precedent described in Article 11.3(A)
         (c), (d) & (e), Buyer's obligation to remit the remainder of the Purchase Price to the Title Company on the Closing Date and effectuate the transaction contemplated hereunder is subject to and contingent upon the following:

           (a) The Title Company's issuing or committing to issue the Title Policy insuring that fee simple title to the Property is vested in Buyer as required in Article 6 hereof;

           (b) The completeness, truth and accuracy in all material respects and to the best of GREGORY IX'S OR GEORGIA MISOULIS'S knowledge of the Rent Roll, and any certifications, schedules, covenants and statements prepared and executed by Seller as part of the Pre-Closing Deliveries, the completeness in all material respects and to the best of Seller's knowledge of the Space Leases delivered by Seller as part of the Pre-Closing Deliveries, the completeness, truth and accuracy in all material respects and to the best of Seller's knowledge as of Closing, of the representations and warranties of Seller contained in Section 10 hereof, and the performance by Seller, to the extent possible by the date of Closing, of the covenants contained in Section 10 hereof. It shall be a condition to Buyer's obligation to close with respect to the Property that, at the Closing, Seller shall deliver to Buyer a Certificate that shall confirm, to the best of Seller's knowledge, the truth and accuracy in all material respects, as of Closing, of Seller's representations contained in this Agreement, and the representations contained in such certificate, as well as any continuing obligations of Seller hereunder, shall survive the Closing for a period of twelve (12) months; and

           (c) That as of the date of closing: (i) neither Seller, as landlord under the Space Leases, nor any tenant thereunder, shall be in material default under the terms of any Space Lease and (ii) and eighty-five percent (85%) of the Property gross leaseable area being leased to tenants.


                       [SEE SIGNATURE BLOCKS ON NEXT PAGE]

     IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the day and year first above written.


                                   BUYER:
                                   INLAND REAL ESTATE ACQUISITIONS, INC.

WITNESSES:

/s/ [ILLEGIBLE]                    By: /s/ Jason A. Lazarus Authorized Agent
----------------                      ------------------------------------------
                                      Name:  Jason A. Lazarus
                                      Title: Acquisitions Associate
/s/ [ILLEGIBLE]                       Date of Execution: June 29, 2004
----------------                                         -------------


                                   SELLER:
                                   SAUCON VALLEY SQUARE, L.P.

                                   BY: MART SAUCON LLC, ITS GENERAL PARTNER
                                   BY: MART LIMITED PARTNERSHIP, ITS SOLE MEMBER
                                   BY: KIMEAST REAL ESTATE INVESTMENT TRUST, ITS
                                       GENERAL PARTNER


WITNESSES:

/s/ [ILLEGIBLE]                    By: /s/ Bruce M. Kauderer
----------------                      ----------------------
                                      Name:  BRUCE M. KAUDERER
                                      Title: Vice President
/s/ [ILLEGIBLE]                       Date of Execution: July 1, 2004
----------------                                         ------------


                                   Escrow Agent signs to confirm its
                                   agreement with the provisions of
                                   Section 3(A)(ii) hereof:


WITNESSES:                         ESCROW AGENT:
CHICAGO TITLE & TRUST COMPANY

/s/ [ILLEGIBLE]                    By: /s/ Nancy Castro
----------------                      ----------------------
                                      Name: Nancy Castro
                                      Title: AVP
/s/ [ILLEGIBLE]                       Date of Execution:   7/5/04
----------------                                         ------------

                              SCHEDULE OF EXHIBITS

1.   Real Estate

2.   Space Leases

3.   Service Contracts

4.   Assignment and Assumption Agreement - Space Leases

5.   Assignment and Assumption Agreement - Service Contracts

6.   Permitted Exceptions

7.   Schedule of Litigation

8.   Intentionally Deleted

9    Intentionally Deleted

9.   Intentionally Deleted

10.  Form of Tenant and Guarantor Estoppel

11.  Form of REA estoppel

12.  Due Diligence Checklist

13.  Surveyor's Certification

14.  Tenant Notice Letter

15.  Intentionally Deleted

16.  Intentionally Deleted

17.  Intentionally Deleted

18.  Audit Letter

                                    EXHIBIT 1

                                   REAL ESTATE

                                   [TO FOLLOW]


                                  See Site Plan

                                LEGAL DESCRIPTION

ALL THOSE CERTAIN units in the property known, named and identified in the Declaration referred to below as "Saucon Valley Square Condominium", located in the Township of Lower Saucon, County of Northampton and Commonwealth of Pennsylvania, which has heretofore been submitted to the provisions of the Penna. Uniform Condominium Act, 68 P.S.A. 3103, et seq., by the recording in the Office for the recording of Deeds in and for Northampton County at Easton, PA of a Declaration dated September 3, 1997 and recorded October 17, 1997 in Record Book 1997-1, Page 114559, (erroneously referred to in deed of prior record as 1997-5, page 357) being and designated in such Declaration as Unit Nos. 2,3,4,5,6,7,8 inclusive as more fully described in such Declaration, together with the proportionate undivided interest in the Common Elements (as defined and set forth in such Declaration), applicable to each of the aforesaid units.

[GRAPHIC]

                                    EXHIBIT 2

                                  SPACE LEASES

                                    EXHIBIT 3

                                SERVICE CONTRACTS

                                    EXHIBIT A

                      SAUCON VALLEY SQUARE SHOPPING CENTER
                                  BETHLEHEM, PA

                                           ANNUAL             MONTHLY                       LEASE               LEASE
                                           BASE               BASE        RENT              COMMENCEMENT        EXPIRATION
TENANTS                          S.F.      RENT               RENT        PER SQ.FOOT       DATE                DATE
---------------------------------------------------------------------------------------------------------------------------------
Super Fresh Food Market          47,827      657,621.00       54,801.75   $  13.75          January-99          December-18
Blockbuster                       5,140      103,468.00        8,622.33   $  18.00          April-04            March-09
Foxes Hallmark                    5,200       96,200.00        8,016.67   $  18.50          March-04            February-09
Radio Shack                       2,320       36,800.00        3,066.67   $  15.86          April-04            March-09
Subway                            1,200       22,050.00        1,837.50   $  18.38          March-04            2-29-09
Kiki Rio's Restaurant             6,208       88,000.00        7,333.33   $  14.18          December-98         December-08
Lafayette Ambassador              2,800       42,900.00        3,575.00   $  15.32          April-04            March-08
Casa Mia Pizzeria                 2,000       24,650.00        2,054.17   $  17.33          February-04         January-09
Saucon Valley Cleaners            1,600       27,720.00        2,310.00   $  17.33          January-99          January- 14
Buena Bistro                      1,600       29,840.00        2,486.67   $  18.65          March-04            May-09
Werkheiser Jewelers               1,200       20,790.00        1,732.50   $  17.33          January-04          December-13
Holiday Hair                      1,200       20,790.00        1,732.50   $  17.33          February-04         January-09
No. 1 Chinese Restaurant          1,200       25,080.00        2,090.00   $  20.90          February-99         March-09
Victor La & Yong La               1,200       24,000.00        2,000.00   $  20.00          July-04             June-09
TOTALS                           80,695    1,219,909.00

ADJACENT 32,000 SQUARE FOOT REGAL CINEMAS
(12/1/98 - 11/30/18) NOT OWNED

                          SCHEDULE OF SERVICE CONTRACTS


       VENDOR                CONTRACT DATE         SERVICE DESCRIPTION
       ------              -----------------     -----------------------
R.J. GRONER, INC.          February 17, 2004     Maintenance
M&M LAWN SERVICE, INC.     March 26, 2004        Landscaping Services

                                    EXHIBIT 4

                       ASSIGNMENT AND ASSUMPTION OF LEASES

     THIS ASSIGNMENT, made this _________ day of_________________, 2004, by and between SAUCON VALLEY SQUARE L.P., a Florida Limited Partnership, ("Assignor") and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois Corporation ("Assignee").

                                   WITNESSETH:

     Assignor is landlord under all those certain leases described on Exhibit "A" attached hereto and made a part hereof ("Leases") relating to the property described on Exhibit "B" attached hereto and made a part hereof.

     Assignor desires to assign to Assignee, and Assignee desires to accept the assignment from Assignor of all of Assignor's right, title and interest in and to the Leases.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

     1. Assignor hereby transfers, assigns and sets over unto Assignee all of Assignor's right, title and interest in and to the Leases, including, without limitation, all of Assignor's right, title and interest in and to the security deposits listed on SCHEDULE A attached hereto and incorporated herein. Assignor agrees to, and hereby does, indemnify, save and hold Assignee harmless of, from and against any and all loss, cost, expense, liability, damages, actions, causes of action, demands or claims arising out of or in connection with the obligations of landlord under the Leases arising or accruing prior to the date hereof (including without limitation any that relate to the security deposits pursuant to Leases).

     2     Assignee hereby accepts the foregoing assignment and assumes all of
Assignor's obligations under the Leases arising from and after the date hereof.

     3. Assignee agrees to, and hereby does, indemnify, save and hold Assignor harmless of, from and against any and all loss, cost, expense, liability, damages, actions, causes of action, demands or claims arising out of or in connection with the obligations of landlord under the Leases arising from and after the date hereof (including without limitation any that relate to the security deposits assigned and transferred to Assignee hereby).

     4. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

                                   ASSIGNOR:
                                   SAUCON VALLEY SQUARE, L.P.

                                   BY: MART SAUCON LLC, ITS GENERAL PARTNER
                                   BY: MART LIMITED PARTNERSHIP, ITS SOLE MEMBER
                                   BY: KIMEAST REAL ESTATE INVESTMENT TRUST, ITS
                                       GENERAL PARTNER

                                   By:
                                        ---------------------------
                                   Name:
                                   Title:

                                   ASSIGNEE:
                                   INLAND REAL ESTATE ACQUISITIONS, an
                                   Illinois Corporation

                                   By:
                                        ---------------------------
                                   Name:
                                   Title:

                                   EXHIBIT "A"

                                   [TO FOLLOW]

                                   EXHIBIT "B"

                                   [TO FOLLOW]

                                    EXHIBIT 5

                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

     THIS ASSIGNMENT, made this_______day of_________________, 2004, by and between SAUCON VALLEY SQUARE L.P., a Florida Limited Partnership, ("Assignor") and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois Corporation ("Assignee").

                                   WITNESSETH:

     Assignor is the owner of the property described on Exhibit "A" attached hereto and made a part hereof ("Premises"). Assignor desires to assign to Assignee, and Assignee desires to accept the assignment from Assignor of all of Assignor's right, title and interest in and to those certain service contracts relating to the Premises described on Exhibit "B" attached hereto and made a part hereof ("Service Contracts").

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

     1. Assignor hereby grants, transfers and assigns to Assignee, its successors and assigns, all of the right, title and interest of the Assignor in and to the Service Contracts. Assignor hereby indemnifies and agrees to defend and hold Assignee harmless from and against all damages, claims, liabilities, costs and expenses (including reasonable attorneys' fees) arising out of or relating to the Service Contracts that accrue prior to the date hereof.

     2. Assignee hereby accepts said assignment and assumes all of the Assignor's duties and obligations arising out of the Service Contracts from and after the date hereof. Assignee hereby indemnifies and agrees to defend and hold Assignor harmless from and against all damages, claims, liabilities, costs and expenses (including reasonable attorneys' fees) arising out of or relating to the Service Contracts from and after the date hereof.

     3. The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, Assignor and Assignee have each caused this Assignment to be duly executed the day and year first above written.

                                   ASSIGNOR:
                                   SAUCON VALLEY SQUARE, L.P.

                                   BY: MART SAUCON LLC, ITS GENERAL PARTNER
                                   BY: MART LIMITED PARTNERSHIP, ITS SOLE MEMBER
                                   BY: KIMEAST REAL ESTATE INVESTMENT TRUST, ITS
                                       GENERAL PARTNER


                                   By:
                                        ---------------------------
                                   Name:
                                   Title:

                                   ASSIGNEE:

                                   INLAND REAL ESTATE ACQUISITIONS, an
                                   Illinois Corporation

                                   By:
                                        ---------------------------
                                   Name:
                                   Title:

                                   EXHIBIT "A"

                                   [TO FOLLOW]

                                   EXHIBIT "B"

                                   [TO FOLLOW]

                                    EXHIBIT 6

                              PERMITTED EXCEPTIONS

     1.    See Schedule 6A attached hereto and made a part hereof.

     2. Laws and governmental regulations that affect the use and maintenance of the Shopping Center.

     3. Rights, if any, of any utility company to construct and/or maintain lines, pipes, wires, cables, poles, conduits and distribution boxes and equipment in, over, under, and/or upon the Real Estate or any portion thereof.

     4. Current (tax year 2003-2004) Real Estate Taxes and assessments, subject to apportionment as hereinafter set forth.

     5.    Rights, if any, of tenants under Space Leases.

     6. The Service Contracts assumed by Buyer and approved by Buyer during the Due Diligence Period.

     7. Any and all other covenants, easements, reservations, agreements and other matters, if any, of record as of the date of this Agreement; provided same do not prohibit the maintenance of the Real Estate or the existing use thereof. Should a dispute arise as to whether any of such matters prohibit the maintenance or existing use of the Real Estate, Buyer agrees that same shall not constitute a title objection if the title company shall affirmatively insure that they do not prohibit such maintenance or existing use of the Real Estate.

     8.    Any matter than an accurate survey may show.

     9.    The REA.

     10.   The Ground Leases.

                                  EXHIBIT "6-A"

               (Schedule "B" from Seller's Existing Title Policy)

                                   SCHEDULE A

Estates, claims or encumbrances, not disclosed of record, affecting the title of the insured and created or suffered since the acquisition of title by Saucon Valley Square L.P.

Conditions, easements, restrictions and notes as shown on Plan as in Map Book 87, Page 304.

Conditions, easements, restrictions and notes as shown on Subdivision Plan of Saucon Valley Square as in Record Book 1997-5, Page 355.

Conditions, easements, restrictions and notes as shown on Plan of Saucon Valley Square as in Record Book 1997-5, Page 356.

Conditions, easements, restrictions and notes as shown on Condominium Plan of Saucon Valley Square as in Record Book 1997-1, Page 357.

Rights granted to Pennsylvania Power and Light Company in Misc. Book 113, Page 442 and Misc. Book 117, Page 595.

Deed of Easement as in Misc. Book 482, Page 226.

Addendum to Reservation Agreement with Lower Saucon Township as in Record Book 1997-1, Page 40116.

Highway Occupancy Permit as in Record Book 1997-1, Page 62559.

Land Development Agreement with Lower Saucon Township as in Record Book 1997-1, Page 96692.

Hold Harmless Agreement with Lower Saucon Township as in Record Book 1997-1, Page 112972.

Declaration of Saucon Valley Square Condominium as in Record Book 1997-1, Page 114559.

Assignment of Reservation Agreement and Addenda as in Record Book 1997-1, Page 114662.

Terms and Conditions of Lease to Super Fresh Food Markets, Inc. dated October 12, 1997 a Memorandum thereof being recorded in Record Book 1997-1, Page 114669.

Agreement between Saucon Valley Square, L.P., Super Fresh Food Markets, Inc. and Main Line Bank as Record Book 1997-1, Page 114679.

First Amendment to Declaration of Saucon Valley Square Condominium as in Record Book 1998-1, Page 41301.

Rights granted to PP&L, Inc. in Record Book 1998-1 Page 89351.

In the event that all installments for condominium assessments have not been paid in full through the current year, the following exception will appear on the title policies:
"Condominium assessments for current year. Company insures that all installments of current year's condominium assessments have been paid to:______________________________.

Conditions as set forth in Plan of survey by Jena Engineering Corp., project no. 110498, dated December 14, 1998, which include the following:
a)Condominium Unit 8 lien partially within right of way granted in Volume 1998-1 Page 089351.
b)Corner of Condominium Unit 5 lies within delineated exceeding height limit in declaration of 25 feet.
c)Building height of Unit 4 is 25.35 feet at one point, exceeding height limit in declaration of 25 feet.

                                    EXHIBIT 7

                             SCHEDULE OF LITIGATION

                                      NONE

                                    EXHIBIT 8

                              Intentionally Deleted

                                    EXHIBIT 9

                              Intentionally Deleted

                                   EXHIBIT 10

                                    EXHIBIT C

                   Tenant Estoppel Certificate Form - General

     To:

     Inland Real Estate Acquisitions, Inc., and
     Inland Southeast______, L.L.C. (insert Inland nominee entity), and its lenders, successors and assigns ("Purchaser")
     2901 Butterfield Road
     Oak Brook, Illinois 60523
     Attention: Robert Brinkman

Re: Lease Agreement dated________________ and amended_________________("Lease"), between as "Landlord", and___________________________________________, as "Tenant", guaranteed by
     ("Guarantor") for leased premises known as (the "Premises") of the property commonly known as (the "Property").

1. Tenant hereby certifies that the following represents with respect to the Lease are accurate and complete as of the date hereof.

     a. Dates of all amendments, letter agreements, modifications and waivers related to the Lease

     b. Commencement Date

     c. Expiration Date

     d. Current Annual Base Rent

                                              Adjustment Date        Rental Amount
                                              ---------------        -------------

     e. Fixed or CPI Rent Increases           _______________    __________

     f. Square Footage of Premises

     g. Security Deposit Paid to Landlord

     h. Renewal Options                       ______Additional Terms for
                                              ___________years at $_________per year

     i. Termination Options                   Termination Date______________
                                              Fees Payable_________________

2.   Tenant further certifies to Purchaser that:

     a. the Lease is presently in full force and effect and represents the entire agreement between Tenant and Landlord with respect to the Premises;
     b. the Lease has not been assigned and the Premises have not been sublet by Tenant;
     c. Tenant has accepted and is occupying the Premises, all construction required by the Lease has been completed and any payments, credits or abatements required to be given by Landlord to Tenant have been given;
     d. Tenant is open for business or is operating its business at the Premises;
     e. no installment of rent or other charges under the Lease other than current monthly rent has been paid more than 30 days in advance and Tenant is not in arrears on any rental payment or other charges;
     f. Landlord has no obligation to segregate the security deposit or to pay interest thereon;
     g. Landlord is not in default under the Lease and no event has occurred which, with the giving of notice or passage of time, or both, could result in a default by Landlord;

     h. Tenant has no existing defenses, offsets, liens, claims or credits against the payment obligations under the Lease;
     i. Tenant has not been granted any options or rights to terminate the Lease earlier than the Expiration Date (except as stated in paragraph l(i));
     j. Tenant has not been granted any options or rights of first refusal to purchase the Premises or the Property;
     k. Tenant has not received notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises or the Property;
     1. no hazardous wastes or toxic substances, as defined by all applicable federal, state or local statutes, rules or regulations have been disposed, stored or treated on or about the Premises or the Property by Tenant;
     m. Tenant has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of the Premises or the Lease or of the rents provided for therein;
     n. Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws;
     o. the Lease does not give the Tenant any operating exclusives for the Property; and
     p. Rent has been paid through_____ __, 2003.

3. This certification is made with the knowledge that Purchaser is about to acquire title to the Property and obtain financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the property. Tenant acknowledges that Purchaser's interest in the Lease (as landlord) will be assigned to a lender as security for the loan. All rent payments under the Lease shall continue to be paid to landlord in accordance with the terms of the Lease until Tenant is notified otherwise in writing by Buyer's lender or its successors and assigns. In the event that a lender succeeds to landlord's interest under the Lease, Tenant agrees to attorn to the lender at lender's request, so long as the lender agrees that unless Tenant is in default under the Lease, the Lease will remain in full force and effect. Tenant further acknowledges and agrees that Purchaser (including its lender), their respective successors and assigns shall have the right to rely on the information contained in this Certificate. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

                                              [TENANT]
                                              By:
                                              Its:
                                                  ---------------------------
                                              Date:                  , 2003
                                                   -----------------

                         GUARANTOR ESTOPPEL CERTIFICATE

Date:___________________, 2003


     To:   ____________

     Inland Real Estate Acquisitions, Inc., and
     Inland Southeast_____, L.L.C. (insert Inland nominee entity), and its lenders, successors and assigns ("Purchaser")
     2901 Butterfield Road
     Oak Brook, Illinois 60523
     Attention: Robert Brinkman

     Re: Guaranty Agreement dated___________ ("Guaranty of Lease") pertaining to that certain lease dated___________________________________________________
     between as Landlord and____________________________________________as
     Tenant for leased premises known
     as________________________________________________________(the "Premises")
     located at the property commonly known
     as________________________________________________(the "Property").

     1. Guarantor certifies to Lender and Purchaser that: (a) the Guaranty of Lease has been properly executed by Guarantor and is presently in full force and effect without amendment or modification except as noted above; (b) Guarantor has no existing defenses, offsets, liens, claims or credits against the obligations under the Guaranty of Lease.

     2. This certification is made with the knowledge that Purchaser is about to acquire title to the Property and a lender is about to provide Landlord with financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the Property. Guarantor further acknowledges and agrees that Purchaser and its lender and their respective successors and assigns shall have the right to rely on the information contained in this Certificate.

     3. The undersigned is authorized to execute this Guarantor Estoppel Certificate on behalf of Guarantor.

                                              [GUARANTOR]

                                              By:

                                   EXHIBIT 11
                             REA ESTOPPEL STATEMENT

     The undersigned _______________ , a _____________ corporation ("______ "), is a party to the _______________ (REA) recorded on ___________ _____, ________
in Book ________, Page _______ of the Public Records of _______ County, ________(the "REA"), between and among _____, __________________, a
______________ ("Developer"), and ____________________, a __________
(corporation) ("_______"), with respect to the ________________________________
Shopping Center in __________, ________ (the "Shopping Center"). _______________
has been advised that Developer is in process of selling Developer's interest in the Shopping Center to INLAND (entity) having a notice address of 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Vice Chairman (together with its lender, and successors and assigns, collectively referred to herein as "Purchaser"). _____________hereby states to Purchaser as follows (without undertaking any investigation to verify the accuracy of the statements made):

     1.    The REA has not been amended and is in full force and effect.

     2.    The REA is presently in full force and effect according to its terms.

     3. _____ has neither given nor received any notice of default with respect to the REA. To the best of_________'s knowledge (whereby knowledge shall be limited to the party signing this REA Estoppel Agreement on behalf of__________), neither________nor any other party is in default under the REA.

     4.    As provided under Section _________________________ of the ___REA,
_______ acknowledges and agrees that, upon its acquisition of Developer's interest in the Shopping Center, Purchaser shall be entitled to all of the benefits, rights, privileges and burdens of the Developer under the REA.

     5.    The gross leasable area of the_______store is______________________.

     6. ______'s last contribution for common area maintenance costs and expenses was for the month of_______, 2003 in the amount of $____________.

     This Statement does not (a) constitute a waiver of any rights______may have under the REA, or (b) modify, alter, or change any of the terms or conditions of the REA.

     No officer or employee signing this Statement on behalf of_________shall have any liability as a result of having given this statement.

     The statements contained in this Statement are not affirmative representations, warranties, covenants or waivers, and________shall not be liable to Developer, Purchaser or any third party on account of any information herein contained, notwithstanding the failure, for any reason, to disclose and/or correct relevant information. Notwithstanding the preceding sentence,____ shall be estopped from asserting any claim or defense against Purchaser to the extent such claim or assertion is based upon facts, now known to the person(s) signing below on behalf of __________, which are contrary to those contained herein, if Purchaser has acted in reasonable reliance upon such statements without knowledge of facts to the contrary. This Statement is given solely for Purchaser's information and may not be relied upon by anyone other than Purchaser, or in connection with any transaction other than the transaction described above. Capitalized terms used in this Statement, unless otherwise defined, will have the meanings ascribed to such terms in the REA.

     Dated as of_______________________, 2003.


                                          _______________________
                                          a ________(CORPORATION)


                                          BY:_______________________
                                          As Its:


                                   EXHIBIT 12
                         INLAND SOUTHERN MANAGEMENT LLC

                          FINAL DUE DILIGENCE CHECKLIST

A.   FINANCIAL INFORMATION

     1.  Copy of leases and any guarantees

     2.  Current Rent Roll

     3.  Prior five full years operating statements

     4.  Prior year's general ledger statement

     5.  Last three years' bills for:

           a.  Real estate taxes

           b.  Insurance
               1) Liability
               2) Property

           c.  Reconciliation's for CAM/taxes/insurance

           Statement of current monthly amounts paid by tenants for CAM/tax/insurance plus a year-to-date balance of amounts paid by each tenant

     6.  Base rent collected in previous five calendar year period by tenant

     7.  Physical occupancy for the last five calendar years prior to purchase

     8.  Receivables status/aging report

     9.  Tenant sales reports for last three years

     10. Tenant financial statements

     11. Lease expirations - next three years

B.   EXPENSE INFORMATION

        1. Twelve months of consecutive utility bills

           a.  Water
           b.  Gas
           c.  Electric
           d.  Telephone & dedicated lines

        2. Copies of all service agreements, contracts or any leases that encumber the property

           a.  Fire/burglar alarm
               1) Start date____________________________
               2) Ending date___________________________
               3) Notice period_________________________
               4) Cancelable or not_____________________

           b.  Antenna cable/satellite dish
               1) Start date____________________________
               2) Ending date___________________________
               3) Notice period_________________________
               4) Cancelable or not_____________________

           c.  Cleaning
               1) Start date____________________________
               2) Ending date___________________________
               3) Notice period_________________________
               4) Cancelable or not_____________________

           d.  Exterminating
               1) Start date____________________________
               2) Ending date___________________________
               3) Notice period_________________________
               4) Cancelable or not_____________________

           e.  Landscaping
               1) Start date____________________________
               2) Ending date___________________________
               3) Notice period_________________________
               4) Cancelable or not_____________________

           f.  Scavenger
               1) Start date____________________________
               2) Ending date___________________________
               3) Notice period_________________________
               4) Cancelable or not_____________________

           g.  Security service
               1) Start date____________________________
               2) Ending date___________________________
               3) Notice period_________________________
               4) Cancelable or not_____________________

           h.  Snow removal
               1) Start date____________________________
               2) Ending date___________________________
               3) Notice period_________________________
               4) Cancelable or not_____________________

           i.  Towing
               1) Start date___
               2) Ending date________
               3) Notice period______
               4) Cancelable or not__

           j.  Union contracts
               1) Start date__
               2) Ending date______
               3) Notice period____
               4) Cancelable or not__

           k.  Elevator
               1) Start date___
               2) Ending date_______

               3) Notice period_______
               4) Cancelable or not___

           l.  Uniform rental
               1) Start date__
               2) Ending date________
               3) Notice period______
               4) Cancelable or not_

           m.  Water softeners
               1) Start date_
               2) Ending date________
               3) Notice period______
               4) Cancelable or not_

           n.  Leasing
               1) Start date_
               2) Ending date______
               3) Notice period____
               4) Cancelable or not_

           o.  Management
               1) Start date_
               2) Ending date_______
               3) Notice period_____
               4) Cancelable or not_

           p.  Advertising
               1) Start date_
               2) Ending date________
               3) Notice period______
               4) Cancelable or not_

           q.  Tax reduction legal fees
               1) Start date_
               2) Ending date________
               3) Notice period______
               4) Cancelable or not_

           r.   Any other service contracts or leases not cancelable in 90 days
           1) Start date_____________________________
           2) Ending date____________________________
           3) Notice period__________________________
           4) Cancelable or not______________________

        3. Copies of all warranties which benefit the initial construction of the improvements upon the Property (e.g., HVAC, roof and parking lot)

C.   ENVIRONMENTAL REPORTS

        1. Phase I

        2. Other

D.   STAFFING

        1. Itemized by position and salary

E.   SITE INSPECTIONS

        1. Inspection report

        2. Photo attached

F.   MISCELLANEOUS

        1. Code violations

           a.  Current and outstanding
           b.  Last 24 months, with compliance
           c.  Contact municipalities as to other problems

        2. Easement/encumbrances: restrictive easement agreements/operating easement agreements

           a.  Warranties
           b.  Current tenant contact list
           c.  Certificates of insurance from tenants
           d.  Certificates of Occupancy for each tenant space

                                   EXHIBIT 13
                            SURVEYOR'S CERTIFICATION

     I/We hereby certify to INLAND ________________(Inland nominee), (Lender) and________________________________(Name of Title Insurance Company) that (a)
this survey was prepared by me or under my supervision, (b) the legal description of the property as set forth herein, and the location of all improvements, encroachments, fences, easements, roadways, rights of way and setback lines which are either visible or of record in______________County,_________________________ (according to Commitment for
Title Insurance Number_________, dated_________, 2001(2),
issued____________________________), are accurately reflected hereon, (c) this survey accurately depicts the state of facts as they appear on the ground, (d) except as shown hereon, there are no improvements, encroachments, fences or roadways on any portion of the property reflected hereon, (e) the property shown hereon has access to a publicly dedicated roadway, (f) the property described hereon {does} {does not} lie in a 100 year flood plain identified by the Secretary of Housing and Urban Development or any other governmental authority under the National Flood Insurance Act of 1968 (24 CFR Section 1909.1), as amended (such determination having been made from a personal review of flood map number_______, which is the latest available flood map for the property), (g) the title lines and lines of actual possession are the same, (h) all utility services required for the operation of the property either enter the property through adjoining public streets, or this survey shows the point of entry and location of any utilities which pass through or are located on adjoining private land, (i) this survey shows the location and direction of all storm drainage systems for the collection and disposal of all surface drainage, (j) the property surveyed contains_______acres and__________parking spaces, (k) any discharge into streams, rivers, or other conveyance systems is shown on the survey. This survey has been made in accordance with "MINIMUM STANDARD DETAIL REQUIREMENTS FOR ALTA/ACSM LAND TITLE SURVEYS" jointly established and adopted by American Land Title Association ("ALTA") and American Congress on Surveying and Mapping ("ACSM") in 1999 and meets the accuracy requirements of an Urban Survey, as defined therein and includes items 1, 3, 4, 6, 7(a, b, and c), 8-11 and 13 of Table A thereof.


Dated:____________, 2003    (NAME OF SURVEYOR AND QUALIFICATION)


                                -----------------------------
                                Registration No.
                                                 -------------

Note: Buyer also requires a finished floor elevation certificate for all finished structures located in a flood zone

                                   EXHIBIT 14
                                  TENANT LETTER
                              (Landlord Letterhead)


                   (Landlord or management company Letterhead)

_________ ___,2003

Insert Tenant Name
Insert Tenant Address

     Re: The lease dated_____________(collectively, with any and all amendments thereto, the "Lease") between __________ as tenant ("Tenant") and ______________________________________, _____________ as landlord
          ("Landlord") for property located at the___________Shopping Center,_____,_______(the "Property")

Dear Tenant:

     Please be advised that the Property, subject to the above-referenced Lease, has been sold as of ______ ___, 2003 to Inland Southeast____________, L.L.C. Inland Southeast______________, L.L.C. has hired Inland Mid-Atlantic Management Corp. as its managing agent for the Property. Effective immediately, all rent payments pursuant to the Lease should be made payable to Inland Mid-Atlantic Management Corp. and sent to the following address:

     Inland Mid-Atlantic Management Corp.
     P. O. Box 403089
     Atlanta, GA 30384-3089

     In addition, all notices and other communications provided by Tenant under the Lease should be sent to Inland Southeast__________, L.L.C. at the following address:

     Inland Mid-Atlantic Management Corp.
     c/o Inland Southeast_________, L.L.C.
     Attn: Ms. Laura Sabatino
     200 East Woodlawn Road
     Charlotte, NC 28217
     Telephone: 704-527-4555

     In addition, please contact your insurance agent to have a certificate forwarded, naming as additional insured: (i) Inland Mid-Atlantic Management Corp., and (ii) Inland Southeast _______________, L.L.C. Thank you for your time and attention to this matter.

                                          Very truly yours,

                                          (Landlord or management company)

                                          By:
                                               ---------------------------------

cc:  Inland Southeast____________, L.L.C.

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